Neuberger Berman Equity Funds® (“Equity Funds”)
Neuberger Berman Income Funds® (“Income Funds”)
Neuberger Berman Alternative and Multi-Asset Class Funds® (“Alternative Funds”)
Neuberger Berman Advisers Management Trust® (“AMT Funds”)

Supplement to the Summary Prospectuses, Prospectuses and Statements of Additional Information of each series of Equity Funds, Income Funds, Alternative Funds and AMT Funds, each as amended and supplemented

Effective immediately, the following changes apply to the Summary Prospectuses, Prospectuses, and Statements of Additional Information, as applicable, for each series of the Equity Funds, Income Funds, Alternative Funds and AMT Funds (each a “Fund”):

(1) The paragraph titled “Market Volatility Risk.” in the “Principal Investment Risks” section of each Equity Fund’s and AMT Fund’s Summary Prospectuses and Prospectuses is hereby deleted in its entirety and replaced with the following:

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

(2) The paragraph titled “Market Volatility Risk.” in the “Additional Information about Principal Investment Risks” section in each Fund’s Prospectuses is hereby deleted in its entirety and replaced with the following:

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in the financial condition of a single issuer may impact a market as a whole. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

(3) The following is added to the paragraph titled “Recent Market Conditions.” in the “Additional Information about Principal Investment Risks” section in each Fund’s Prospectuses and the “Investment Information – Additional Investment Information” section of each Fund’s Statement of Additional Information:

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy.  Outbreaks such as the severe acute respiratory syndrome, avian influenza, H1N1/09, and, most recently, a novel coronavirus, COVID-19, or other similarly infectious diseases may have material adverse impacts on a Fund. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this virus, and other epidemics and/or pandemics that may arise in the future, has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity, in ways that cannot necessarily be foreseen at the present time.  The impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time.

The date of this supplement is March 13, 2020.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com